Exhibit 99

Information concerning the Initial Loans as of the Cut-Off Date:


Initial Pool 1 Loan Statistics

   As of the Cut-Off Date, the portion of the Initial Pool 1 Loans that have been identified had the following approximate characteristics:

                              INITIAL POOL 1 LOANS


Number of Initial Pool 1 Loans..........................  2,519

Principal Balance
  Aggregate.............................................  $253,412,047
  Average...............................................  $100,600
  Range.................................................  $11,958 to $290,868

Current Loan Rate
  Weighted Average......................................  9.952%
  Range.................................................  7.250% to 14.000%

Current Loan Rate (fixed-rate loans)
  Weighted Average......................................  10.028%
  Range.................................................  7.750% to 13.900%

Current Loan Rate (adjustable-rate loans)
  Weighted Average......................................  9.946%
  Range.................................................  7.250% to 14.000%

Gross Margin (adjustable-rate loans)
  Weighted Average......................................  6.234%
  Range.................................................  3.750% to 10.000%

Lifetime Caps (adjustable-rate loans)
  Weighted Average......................................  16.841%
  Range.................................................  13.500% to 21.000%

Lifetime Floors (adjustable-rate loans)
  Weighted Average......................................  9.931%
  Range.................................................  7.250% to 14.000%

Months to Next Change Date (adjustable-rate loans)
  Weighted Average......................................  28 months
  Range.................................................  1 month to 60 months

Remaining Term to Maturity (months)
  Weighted Average......................................  355 months
  Range.................................................  118 months to 360 months

Seasoning (months)
  Weighted Average......................................  3 months
  Range.................................................  0 months to 17 months

Loan-to-Value Ratio
  Weighted Average......................................  78.53%
  Range.................................................  14.370% to 90.000 %


   As of the Cut-Off Date, all of the Initial Pool 1 Loans had original stated maturities of not more than 30 years, and no Initial Pool 1 Loan was scheduled to mature later than September 1, 2029.

   As of the Cut-Off Date, all of the Initial Pool 1 Loans were secured by mortgaged properties located in 46 states and the District of Columbia.

   The following tables are based on statistical characteristics as of the Cut-Off Date, with respect to the portion of the Initial Pool 1 Loans that have been identified. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 1 - GEOGRAPHIC DISTRIBUTION

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
JURISDICTION                                  LOANS     BALANCE       BALANCE
------------                                  -----     -------       -------

California................................    586  $ 77,904,978         30.74%
Illinois..................................    198    18,222,721          7.19
Florida...................................    206    17,500,502          6.91
Washington................................    141    16,444,794          6.49
New York..................................    113    11,501,535          4.54
New Jersey................................    104    10,935,046          4.32
Utah......................................     93     9,556,990          3.77
Michigan..................................    138     9,330,005          3.68
Ohio......................................    102     7,139,311          2.82
Arizona...................................     81     7,095,377          2.80
Massachusetts.............................     54     6,861,829          2.71
Oregon....................................     62     6,735,589          2.66
Colorado..................................     61     6,310,250          2.49
Nevada....................................     40     4,549,777          1.80
Missouri..................................     61     4,289,855          1.69
Indiana...................................     59     4,011,074          1.58
Pennsylvania..............................     58     3,486,414          1.38
Georgia...................................     35     3,321,273          1.31
North Carolina............................     32     3,045,901          1.20
Idaho.....................................     34     2,736,703          1.08
Wisconsin.................................     37     2,686,862          1.06
Connecticut...............................     23     2,081,352          0.82
New Hampshire.............................     17     1,681,882          0.66
Kansas....................................     20     1,678,489          0.66
Minnesota.................................     21     1,643,724          0.65
South Carolina............................     15     1,406,869          0.56
Texas.....................................     16     1,398,824          0.55
Maryland..................................     12     1,318,141          0.52
Oklahoma..................................     17     1,308,312          0.52
New Mexico................................     12     1,086,854          0.43
Alaska....................................      9     1,073,203          0.42
Tennessee.................................     11       789,873          0.31
Montana...................................      9       726,244          0.29
Rhode Island..............................      7       658,177          0.26
Maine.....................................      5       456,988          0.18
Virginia..................................      4       415,398          0.16
Delaware..................................      3       357,196          0.14
Kentucky..................................      5       352,118          0.14
Hawaii....................................      2       257,354          0.10
Mississippi...............................      2       186,869          0.07
Vermont...................................      2       177,781          0.07
West Virginia.............................      3       164,851          0.07
Arkansas..................................      2       150,796          0.06
Nebraska..................................      2       121,093          0.05
Louisiana.................................      3       114,706          0.05
District of Columbia......................      1        75,789          0.03
Iowa......................................      1        62,380          0.02
                                             ----    -------------       ----

   Total..................................   2,519   $253,412,047      100.00%
                                             =====   ============      =======

                         POOL 1 - PRINCIPAL BALANCES

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF PRINCIPAL                             OF      PRINCIPAL     PRINCIPAL
BALANCES                                      LOANS     BALANCE       BALANCE
--------                                      -----     -------       -------
$10,000.01-$15,000.00.....................       2  $     26,926         0.01%
$15,000.01-$20,000.00.....................       6       119,843         0.05
$20,000.01-$30,000.00.....................      55     1,490,254         0.59
$30,000.01-$40,000.00.....................     150     5,328,842         2.10
$40,000.01-$50,000.00.....................     185     8,446,281         3.34
$50,000.01-$100,000.00....................   1,031    76,472,605        30.18
$100,000.01-$250,000.00...................   1,087   160,688,043        63.41
$250,000.01-$500,000.00...................       3       819,253         0.32
                                             ------  --------------- --------
   Total..................................   2,519  $253,412,047       100.00%
                                             =====   ============      ======



   As of the Cut-Off Date, the average principal balance of the Initial Pool 1 Loans was approximately $100,600.

                         POOL 1 - CURRENT LOAN RATES

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF LOAN                                OF        PRINCIPAL     PRINCIPAL
RATES                                         LOANS     BALANCE       BALANCE
-------------                                 -----     -------       -------

  7.001% - 8.000%.........................      49  $  6,705,483         2.65%
  8.001% - 9.000%.........................     440    53,330,261        21.04
  9.001% -10.000%.........................     868    92,233,664        36.40
 10.001% -11.000%.........................     710    65,034,357        25.66
 11.001% -12.000%.........................     324    27,522,791        10.86
 12.001% -13.000%.........................     102     7,097,316         2.80
 13.001% -14.000%.........................      26     1,488,175         0.59
                                             ------    ---------     --------

   Total..................................   2,519  $253,412,047       100.00%
                                             =====   ===========       ======

   As of the Cut-Off Date, the weighted average loan interest rate of the Initial Pool 1 Loans was approximately 9.952% per annum.



                POOL 1 - CURRENT LOAN RATES - FIXED-RATE LOANS

                                                                      % OF POOL
                                                                      PRINCIPAL
                                             NUMBER    AGGREGATE     BALANCE OF
RANGE OF LOAN                                OF        PRINCIPAL     FIXED-RATE
RATES                                         LOANS     BALANCE        LOANS
--------------                                -----     -------        -----

  7.001% - 8.000%.........................       2   $   353,875         1.71%
  8.001% - 9.000%.........................      45     4,831,091        23.30
  9.001% -10.000%.........................      78     7,427,777        35.82
 10.001% -11.000%.........................      66     4,796,259        23.13
 11.001% -12.000%.........................      31     1,973,056         9.52
 12.001% -13.000%.........................      20       877,269         4.23
 13.001% -14.000%.........................      11       475,052         2.29
                                                --       -------         ----

   Total..................................     253   $20,734,379       100.00%
                                               ===    ==========       =======

   As of the Cut-Off Date, the weighted average loan interest rate of the fixed-rate Initial Pool 1 Loans was approximately 10.028% per annum.

             POOL 1 - CURRENT LOAN RATES - ADJUSTABLE-RATE LOANS

                                                                   % OF POOL
                                                                   PRINCIPAL
                                          NUMBER    AGGREGATE     BALANCE OF
RANGE OF LOAN                             OF        PRINCIPAL   ADJUSTABLE-RATE
RATES                                      LOANS     BALANCE        LOANS
-------------                              -----     -------        -----

  7.001% - 8.000%......................      47   $  6,351,607        2.73%
  8.001% - 9.000%......................     395     48,499,170       20.84
  9.001% -10.000%......................     790     84,805,887       36.45
 10.001% -11.000%......................     644     60,238,098       25.89
 11.001% -12.000%......................     293     25,549,735       10.98
 12.001% -13.000%......................      82      6,220,047        2.67
 13.001% -14.000%......................      15      1,013,123        0.44
                                          ------  --------------   -------

   Total...............................   2,266   $232,677,667      100.00%
                                          =====   -===========      =======

   As of the Cut-Off Date, the weighted average loan interest rate of the adjustable-rate Initial Pool 1 Loans was approximately 9.946% per annum.



        POOL 1 - DISTRIBUTION OF GROSS MARGINS - ADJUSTABLE RATE LOANS

                                                                    % OF POOL
                                                                    PRINCIPAL
                                           NUMBER    AGGREGATE     BALANCE OF
  RANGE OF                                 OF        PRINCIPAL   ADJUSTABLE-RATE
GROSS MARGINS                               LOANS     BALANCE        LOANS
-------------                               -----     -------        -----

 3.501% - 3.750%........................       1   $    48,464         0.02%
 3.751% - 4.000%........................       1        55,528         0.02
 4.251% - 4.500%........................       3       337,467         0.15
 4.501% - 4.750%........................       7       718,742         0.31
 4.751% - 5.000%........................      17     1,987,862         0.85
 5.001% - 5.250%........................      31     3,044,055         1.31
 5.251% - 5.500%........................     170    19,963,977         8.58
 5.501% - 5.750%........................     120    13,264,208         5.70
 5.751% - 6.000%........................     550    59,142,660        25.42
 6.001% - 6.250%........................     562    57,792,065        24.84
 6.251% - 6.500%........................     194    20,389,649         8.76
 6.501% - 6.750%........................     270    27,290,979        11.73
 6.751% - 7.000%........................      78     7,305,374         3.14
 7.001% - 7.250%........................     120     9,920,015         4.26
 7.251% - 7.500%........................      50     4,028,885         1.73
 7.501% - 7.750%........................      39     3,024,785         1.30
 7.751% - 8.000%........................      23     1,979,171         0.85
 8.001% - 8.250%........................       9       892,044         0.38
 8.251% - 8.500%........................      10       668,340         0.29
 8.501% - 8.750%........................       5       409,253         0.18
 8.751% - 9.000%........................       3       246,852         0.11
 9.001% - 9.250%........................       1        88,942         0.04
 9.251% - 9.500%........................       1        42,549         0.02
 9.751% -10.000%........................       1        35,801         0.02
                                           ------- -------------   --------
   Total................................   2,266   $232,677,667      100.00%
                                            =====   -===========      ======

   As  of  the  Cut-Off  Date,   the  weighted   average  Gross  Margin  of  the
adjustable-rate Initial Pool 1 Loans was approximately 6.234% per annum.

        POOL 1 - DISTRIBUTION OF LIFETIME CAPS - ADJUSTABLE RATE LOANS

                                                                    % OF POOL
                                                                    PRINCIPAL
                                          NUMBER    AGGREGATE      BALANCE OF
   RANGE OF                               OF        PRINCIPAL    ADJUSTABLE-RATE
LIFETIME CAPS                              LOANS     BALANCE         LOANS
-------------                              -----     -------         -----
13.001%-14.000%........................       8   $    958,000         0.41%
14.001%-15.000%........................      76     10,335,628         4.44
15.001%-16.000%........................     430     51,527,800        22.15
16.001%-17.000%........................     788     83,367,034        35.83
17.001%-18.000%........................     596     55,523,760        23.86
18.001%-19.000%........................     278     24,239,327        10.42
19.001%-20.000%........................      78      5,885,345         2.53
20.001%-21.000%........................      12        840,774         0.36
                                          -----   ------------       ------
   Total...............................   2,266   $232,677,667       100.00%
                                          =====    ===========       =======

   As  of  the  Cut-Off  Date,  the  weighted   average   Lifetime  Cap  on  the
adjustable-rate Initial Pool 1 Loans was approximately 16.841% per annum.


       POOL 1 - DISTRIBUTION OF LIFETIME FLOORS - ADJUSTABLE-RATE LOANS

                                                                     % OF POOL
                                                                     PRINCIPAL
                                                     AGGREGATE     BALANCE OF
   RANGE OF                               NUMBER     PRINCIPAL   ADJUSTABLE-RATE
LIFETIME FLOORS                           OF LOANS    BALANCE        LOANS
---------------                           --------    -------    --------------
  7.001%- 8.000%........................      49  $  6,525,366         2.80%
  8.001%- 9.000%........................     405    50,080,519        21.52
  9.001%-10.000%........................     788    84,202,917        36.19
 10.001%-11.000%........................     637    59,367,485        25.51
 11.001%-12.000%........................     291    25,333,540        10.89
 12.001%-13.000%........................      81     6,154,718         2.65
 13.001%-14.000%........................      15     1,013,123         0.44
                                              --   -------------       ----

   Total................................   2,266   $232,677,667      100.00%
                                           =====    ===========      =======

   As of the Cut-Off Date, the weighted average Lifetime Floor of the adjustable-rate Initial Pool 1 Loans was approximately 9.931% per annum.

          POOL 1 - MONTH OF NEXT CHANGE DATE - ADJUSTABLE-RATE LOANS


                                                                       % OF POOL
                                                                       PRINCIPAL
                                             NUMBER    AGGREGATE     BALANCE OF
MONTH OF NEXT CHANGE                         OF        PRINCIPAL     ADJUSTABLE
DATE                                          LOANS     BALANCE      RATE LOANS
--------------------                          -----     -------      ----------
October, 1999.............................       6   $   865,067        0.37%
November, 1999............................       9       939,406        0.40
December, 1999............................       7       514,813        0.22
January, 2000.............................      18     1,605,749        0.69
February, 2000............................       8       854,536        0.37
March, 2000...............................       3       648,720        0.28
April, 2000...............................       6       559,013        0.24
June, 2000................................       4       386,826        0.17
July, 2000................................       9       462,370        0.20
August, 2000..............................      11       867,213        0.37
September, 2000...........................      18     1,983,006        0.85
October, 2000.............................      71     7,265,550        3.12
November, 2000............................     125    12,673,491        5.45
December, 2000............................      50     5,121,934        2.20
January, 2001.............................      22     2,320,293        1.00
February, 2001............................      53     5,448,428        2.34
March, 2001...............................      47     4,792,794        2.06
April, 2001...............................      28     2,693,573        1.16
May, 2001.................................      25     2,452,378        1.05
June, 2001................................      67     7,234,887        3.11
July, 2001................................     350    38,149,508       16.40
August, 2001..............................     307    31,370,172       13.48
September, 2001...........................      65     6,293,610        2.70
October, 2001.............................      11       947,603        0.41
November, 2001............................      17     1,559,703        0.67
December, 2001............................       8       605,159        0.26
January, 2002.............................       4       463,565        0.20
February, 2002............................       5       330,887        0.14
March, 2002...............................      16     1,576,020        0.68
April, 2002...............................      22     2,727,682        1.17
May, 2002.................................      82     8,567,168        3.68
June, 2002................................      28     2,841,969        1.22
July, 2002................................     238    24,152,215       10.38
August, 2002..............................     207    20,452,418        8.79
September, 2002...........................      52     5,273,040        2.27
June, 2003................................       1        63,466        0.03
December, 2003............................       1       138,893        0.06
May, 2004.................................       1       179,694        0.08
June, 2004................................      13     1,306,601        0.56
July, 2004................................     131    13,525,610        5.81
August, 2004..............................      94    10,260,106        4.41
September, 2004...........................      26     2,202,530        0.95
                                             ------- -----------     -------
   Total..................................   2,266   $232,677,667     100.00%
                                             ======   ===========    =======

   As of the Cut-Off Date, the weighted average month of next interest rate change date of the adjustable-rate Initial Pool 1 Loans was approximately January 1, 2002.

                        POOL 1 - LOAN-TO-VALUE RATIOS

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF                                     OF        PRINCIPAL     PRINCIPAL
LOAN-TO-VALUE RATIO                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------
10.001%-15.000%...........................       1  $     24,977          0.01%
15.001%-20.000%...........................       2        59,792          0.02
20.001%-25.000%...........................       5       232,327          0.09
25.001%-30.000%...........................       7       522,831          0.21
30.001%-35.000%...........................      10       573,380          0.23
35.001%-40.000%...........................      11       486,140          0.19
40.001%-45.000%...........................      17       968,061          0.38
45.001%-50.000%...........................      35     2,443,040          0.96
50.001%-55.000%...........................      27     1,960,563          0.77
55.001%-60.000%...........................      74     5,392,423          2.13
60.001%-65.000%...........................     129    10,453,389          4.13
65.001%-70.000%...........................     245    21,689,049          8.56
70.001%-75.000%...........................     380    39,244,755         15.49
75.001%-80.000%...........................     834    82,956,451         32.74
80.001%-85.000%...........................     362    40,742,281         16.08
85.001%-90.000%...........................     380    45,662,588         18.02
                                             ------  --------------    -------
   Total..................................   2,519  $253,412,047       100.00%
                                             =====    ===========       =======

   As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Initial Pool 1 Loans was approximately 78.53%.


                          POOL 1 - OCCUPANCY STATUS

                                             NUMBER    AGGREGATE     % OF POOL
                                             OF        PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS     BALANCE       BALANCE
---------                                     -----     -------       -------
Owner Occupied............................   2,272  $235,330,872        92.86%
Non-Owner Occupied........................     247    18,081,175         7.14
                                             ------   ----------       ------
   Total..................................   2,519  $253,412,047       100.00%
                                             =====    ===========      ======

                      POOL 1 - MORTGAGED PROPERTY TYPES

                                             NUMBER   AGGREGATE     % OF POOL
PROPERTY                                     OF       PRINCIPAL     PRINCIPAL
TYPE                                          LOANS    BALANCE       BALANCE
--------                                      -----    -------       -------
Single Family.............................   2,201  $223,580,821         88.23%
2 Family..................................     147    14,230,434          5.62
Condominium...............................     101     8,630,893          3.41
4 Family..................................      22     2,638,322          1.04
Manufactured Housing......................      32     2,399,961          0.95
3 Family..................................      16     1,931,615          0.76
                                             -----   -------------   --------
   Total..................................   2,519  $253,412,047        100.00%
                                             =====    ===========      =======



                      POOL 1 - MONTHS SINCE ORIGINATION

                                             NUMBER   AGGREGATE     % OF POOL
RANGE OF LOAN AGE (IN                        OF       PRINCIPAL     PRINCIPAL
MONTHS)                                       LOANS    BALANCE       BALANCE
---------------------                         -----    -------       -------

0.........................................     166 $ 15,132,743          5.97%
1.........................................     715   71,296,184         28.13
2.........................................     846   86,619,695         34.18
3.........................................     120   12,356,871          4.88
4.........................................     108   11,048,459          4.36
5.........................................      59    6,415,438          2.53
6.........................................      55    5,383,246          2.12
7.........................................      60    6,161,058          2.43
8 or more.................................      390  38,998,353         15.39
                                             ------  -------------    -------
   Total..................................   2,519 $253,412,047        100.00%
                                             =====    ===========      ======

   As of the Cut-Off Date, the weighted average number of months since origination of the Initial Pool 1 Loans was approximately 3 months.



                      POOL 1 - REMAINING TERMS TO MATURITY

                                             NUMBER      AGGREGATE     % OF POOL
RANGE OF REMAINING TERMS TO                  OF          PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                          LOANS       BALANCE       BALANCE
---------------------------                   -----       -------       -------
Up to 352.................................     429    $ 41,804,685        16.50%
353.......................................      56       5,825,167         2.30
354.......................................      55       5,383,246         2.12
355.......................................      59       6,415,438         2.53
356.......................................     103      10,618,351         4.19
357.......................................     120      12,356,871         4.88
358.......................................     831      85,635,586        33.79
359.......................................     704      70,501,109        27.82
360.......................................     162      14,871,593         5.87
                                               ---      ----------       ------
   Total..................................   2,519    $253,412,047       100.00%
                                             =====    ============       ======

   As of the Cut-Off Date, the weighted average remaining term to maturity of the Initial Pool 1 Loans was approximately 355 months.

                 POOL 1 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                             NUMBER   AGGREGATE     % OF POOL
TRANSFEROR ASSIGNED RISK                     OF       PRINCIPAL     PRINCIPAL
CATEGORIES                                    LOANS    BALANCE       BALANCE
-------------------------                     -----    -------       -------

Loan Class A..............................     371 $ 38,302,746         15.11%
Loan Class A-.............................     813   94,362,900         37.24
Loan Class B..............................     693   67,940,289         26.81
Loan Class C..............................     496   41,734,176         16.47
Loan Class C-.............................      98    7,502,857          2.96
Loan Class D..............................      48    3,569,078          1.41
                                             -----   ------------      ------
   Total..................................   2,519 $253,412,047        100.00%
                                             =====  ===========        ======

Initial Pool 2 Loan Statistics

   As of the Cut-Off Date, the portion of the Initial Pool 2 Loans that have been identified as of the date of this prospectus supplement had the following approximate characteristics:

                              INITIAL POOL 2 LOANS


Number of Initial Pool 2 Loans..........................  884

Principal Balance
  Aggregate.............................................  $125,648,916
  Average...............................................  $142,137
  Range.................................................  $19,257 to $499,779

Current Loan Rate
  Weighted Average......................................  9.820%
  Range.................................................  7.500% to 14.000%

Current Loan Rate (fixed-rate loans)
  Weighted Average......................................  10.146%
  Range.................................................  7.990% to 14.000%

Current Loan Rate (adjustable-rate loans)
  Weighted Average......................................  9.797%
  Range.................................................  7.5000% to 13.400%

Gross Margin (adjustable-rate loans)
  Weighted Average......................................  6.221%
  Range.................................................  4.250% to 8.750%

Lifetime Caps (adjustable-rate loans)
  Weighted Average......................................  16.700%
  Range.................................................  12.990% to 20.250%

Lifetime Floors (adjustable-rate loans)
  Weighted Average......................................  9.778%
  Range.................................................  6.990% to 13.400%

Months to Next Change Date (adjustable-rate loans)
  Weighted Average......................................  27 months
  Range.................................................  1 month to 60 months

Remaining Term to Maturity (months)
  Weighted Average......................................  356 months
  Range.................................................  173 months to 360 months

Seasoning (months)
  Weighted Average......................................  3 months
  Range.................................................  0 months to 16 months

Loan-to-Value Ratio
  Weighted Average......................................  78.53%
  Range.................................................  23.130% to 90.000%

   As of the Cut-Off Date, all of the Initial Pool 2 Loans had original stated maturities of not more than 30 years, and no Initial Pool 2 Loan was scheduled to mature later than September 1, 2029.

   As of the Cut-Off Date, all of the Initial Pool 2 Loans were secured by mortgaged properties located in 42 states.

   The following tables are based on statistical characteristics, as of the Cut-Off Date, with respect to the portion of the Initial Pool 2 Loans that have been identified. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 2 - GEOGRAPHIC DISTRIBUTION


                                             NUMBER    AGGREGATE     % OF POOL
                                             OF        PRINCIPAL     PRINCIPAL
JURISDICTION                                  LOANS     BALANCE       BALANCE
------------                                  -----     -------       -------
California................................    257  $  52,493,097        41.78%
Illinois..................................     85     9,758,043          7.77
Washington................................     54     7,603,167          6.05
New Jersey................................     46     7,303,480          5.81
Florida...................................     67     6,869,523          5.47
New York..................................     39     4,568,849          3.64
Michigan..................................     40     4,341,514          3.46
Utah......................................     26     3,924,073          3.12
Arizona...................................     24     3,125,494          2.49
Massachusetts.............................     23     2,801,697          2.23
Nevada....................................     16     2,243,410          1.79
Ohio......................................     31     2,081,238          1.66
Georgia...................................      9     1,868,661          1.49
Oregon....................................     14     1,815,244          1.44
Colorado..................................     18     1,513,167          1.20
Connecticut...............................     11     1,479,080          1.18
Pennsylvania..............................     17     1,172,660          0.93
Missouri..................................     14       924,334          0.74
Wisconsin.................................      8       881,033          0.70
Minnesota.................................      6       832,117          0.66
North Carolina............................      6       822,353          0.65
Maryland..................................      4       756,474          0.60
Kansas....................................      6       726,597          0.58
Idaho.....................................      9       656,968          0.52
Hawaii....................................      3       644,624          0.51
Montana...................................      4       559,224          0.45
New Mexico................................      5       558,196          0.44
Indiana...................................      8       474,219          0.38
Virginia..................................      2       433,918          0.35
New Hampshire.............................      5       389,942          0.31
Oklahoma..................................      3       345,242          0.27
South Carolina............................      4       328,460          0.26
Texas.....................................      5       269,499          0.21
Alaska....................................      2       215,988          0.17
Kentucky..................................      4       214,665          0.17
Vermont...................................      2       171,086          0.14
Arkansas..................................      2       128,594          0.10
Louisiana.................................      1       113,909          0.09
Delaware..................................      1        93,899          0.07
Tennessee.................................      1        69,676          0.06
Maine.....................................      1        39,902          0.03
Iowa......................................      1        35,600          0.03
                                             -----       ------        ------
   Total..................................    884  $125,648,916        100.00
                                              ===  ============        ======


                         POOL 2 - PRINCIPAL BALANCES

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF PRINCIPAL                           OF        PRINCIPAL     PRINCIPAL
BALANCES                                      LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

$15,000.01 -.......$  20,000.00                 3  $     59,224         0.05%
$20,000.01 -.......$  30,000.00                13       365,160         0.29
$30,000.01 -.......$  40,000.00                42     1,475,899         1.17
$40,000.01 -.......$  50,000.00                48     2,172,883         1.73
$50,000.01 -.......$ 100,000.00               290    21,560,599        17.16
$100,000.01-.......$ 250,000.00               340    53,681,500        42.72
$250,000.01-.......$ 500,000.00               148    46,333,652        36.88
                                              ---    ----------        -----
   Total..............................        884  $125,648,916       100.00%
                                              ===   ===========       =======



   As of the Cut-Off Date, the average principal balance of the Initial Pool 2 Loans was approximately $142,137.



                         POOL 2 - CURRENT LOAN RATES


                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF LOAN                                OF        PRINCIPAL     PRINCIPAL
RATES                                         LOANS     BALANCE       BALANCE
------------                                 -----     -------       -------
  7.001%- 8.000%..........................      22  $  3,504,467         2.79%
  8.001%- 9.000%..........................     147    27,395,732        21.80
  9.001%-10.000%..........................     341    52,118,844        41.48
 10.001%-11.000%..........................     246    30,555,816        24.32
 11.001%-12.000%..........................      96     9,270,663         7.38
 12.001%-13.000%..........................      24     2,078,368         1.65
 13.001%-14.000%..........................       8       725,025         0.58
                                             -----   --------------   -------
   Total..................................     884  $125,648,916      100.00%
                                               ===    ===========      ======

   As of the Cut-Off Date, the weighted average loan interest rate of the Initial Pool 2 Loans was approximately 9.820% per annum.


                POOL 2 - CURRENT LOAN RATES - FIXED-RATE LOANS

                                                                       % OF POOL
                                                                       PRINCIPAL
                                             NUMBER    AGGREGATE     BALANCE OF
RANGE OF LOAN                                  OF      PRINCIPAL     FIXED-RATE
RATES                                         LOANS     BALANCE        LOANS
-----                                         -----     -------        -----

  7.001%- 8.000%..........................       1   $    92,612         1.15%
  8.001%- 9.000%..........................      11     1,456,227        18.04
  9.001%-10.000%..........................      25     2,574,839        31.91
 10.001%-11.000%..........................      21     2,506,372        31.06
 11.001%-12.000%..........................       9       959,484        11.89
 12.001%-13.000%..........................       3       184,265         2.28
 13.001%-14.000%..........................       5       296,208         3.67
                                               ---   -----------      -------
   Total..................................      75    $8,070,006       100.00%
                                               ===    ==========       =======

   As of the Cut-Off Date, the weighted average loan interest rate of the fixed-rate Initial Pool 2 Loans was approximately 10.146% per annum.

             POOL 2 - CURRENT LOAN RATES - ADJUSTABLE-RATE LOANS

                                                                   % OF POOL
                                                                   PRINCIPAL
                                          NUMBER    AGGREGATE     BALANCE OF
RANGE OF LOAN                             OF        PRINCIPAL   ADJUSTABLE-RATE
RATES                                      LOANS     BALANCE        LOANS
-------------                              -----     -------        -----

  7.001%- 8.000%.......................      21 $   3,411,856         2.90%
  8.001%- 9.000%.......................     136    25,939,505        22.06
  9.001%-10.000%.......................     316    49,544,005        42.14
 10.001%-11.000%.......................     225    28,049,444        23.86
 11.001%-12.000%.......................      87     8,311,179         7.07
 12.001%-13.000%.......................      21     1,894,103         1.61
 13.001%-14.000%.......................       3       428,817         0.36
                                           ----   ---------------  -------
   Total...............................     809  $117,578,910       100.00%
                                            ===    ==============   ======

   As of the Cut-Off Date, the weighted average loan interest rate of the adjustable-rate Initial Pool 2 Loans was approximately 9.797% per annum.



        POOL 2 - DISTRIBUTION OF GROSS MARGINS - ADJUSTABLE-RATE LOANS

                                                                   % OF POOL
                                                                   PRINCIPAL
  RANGE OF                                NUMBER    AGGREGATE     BALANCE OF
   GROSS                                  OF        PRINCIPAL   ADJUSTABLE-RATE
  MARGINS                                  LOANS     BALANCE        LOANS
  -------                                  -----     -------        -----

4.001 - 4.250%.........................       2  $     99,103         0.08%
4.501 - 4.750%.........................       3       531,578         0.45
4.751 - 5.000%.........................       7     1,252,072         1.06
5.001 - 5.250%.........................       9     1,663,469         1.41
5.251 - 5.500%.........................      59     8,887,485         7.56
5.501 - 5.750%.........................      34     6,785,694         5.77
5.751 - 6.000%.........................     202    31,517,522        26.81
6.001 - 6.250%.........................     197    26,254,391        22.33
6.251 - 6.500%.........................      81    12,618,934        10.73
6.501 - 6.750%.........................     107    14,851,767        12.63
6.751 - 7.000%.........................      21     4,227,428         3.60
7.001 - 7.250%.........................      47     4,484,730         3.81
7.251 - 7.500%.........................      13     1,556,463         1.32
7.501 - 7.750%.........................      14     1,212,692         1.03
7.751 - 8.000%.........................       5       651,822         0.55
8.001 - 8.250%.........................       5       727,324         0.62
8.251 - 8.500%.........................       1        27,943         0.02
8.501 - 8.750%.........................       2       228,492         0.19
                                          -----   -----------       ------
   Total...............................     809  $117,578,910       100.00%
                                            ===   ============      =======

   As  of  the  Cut-Off  Date,   the  weighted   average  Gross  Margin  of  the
adjustable-rate Initial Pool 2 Loans was approximately 6.221% per annum.



        POOL 2 - DISTRIBUTION OF LIFETIME CAPS - ADJUSTABLE-RATE LOANS

                                                                   % OF POOL
                                                                   PRINCIPAL
                                                    AGGREGATE     BALANCE OF
   RANGE OF                               NUMBER    PRINCIPAL   ADJUSTABLE-RATE
LIFETIME CAPS                              LOANS     BALANCE        LOANS
-------------                              -----     -------        -----

12.001% - 13.000%......................       1  $    303,015         0.26%
13.001% - 14.000%......................       4       752,065         0.64
14.001% - 15.000%......................      30     5,044,936         4.29
15.001% - 16.000%......................     147    27,003,822        22.97
16.001% - 17.000%......................     308    48,434,830        41.19
17.001% - 18.000%......................     213    25,854,989        21.99
18.001% - 19.000%......................      82     7,862,333         6.69
19.001% - 20.000%......................      22     2,044,008         1.74
20.001% - 21.000%......................       2       278,912         0.24
                                           ----   -----------      -------
   Total...............................     809  $117,578,910      100.00%
                                           ===   ============      =======

   As  of  the  Cut-Off  Date,  the  weighted   average   Lifetime  Cap  on  the
adjustable-rate Initial Pool 2 Loans was approximately 16.700% per annum.


       POOL 2 - DISTRIBUTION OF LIFETIME FLOORS - ADJUSTABLE-RATE LOANS

                                                                   % OF POOL
                                                                   PRINCIPAL
  RANGE OF                                NUMBER    AGGREGATE     BALANCE OF
  LIFETIME                                OF        PRINCIPAL   ADJUSTABLE-RATE
   FLOORS                                  LOANS     BALANCE        LOANS

  6.001%- 7.000%.......................       1   $   303,015         0.26%
  7.001%- 8.000%.......................      22     3,759,949         3.20
  8.001%- 9.000%.......................     136    25,463,148        21.66
  9.001%-10.000%.......................     318    50,266,854        42.75
 10.001%-11.000%.......................     222    27,258,182        23.18
 11.001%-12.000%.......................      86     8,204,842         6.98
 12.001%-13.000%.......................      21     1,894,103         1.61
 13.001%-14.000%.......................       3       428,817         0.36
                                          -----   ------------    ---------
   Total...............................     809   $117,578,910      100.00%
                                           ===   ============      =======

   As of the Cut-Off Date, the weighted average Lifetime Floor of the adjustable-rate Initial Pool 2 Loans was approximately 9.778% per annum.

          POOL 2 - MONTH OF NEXT CHANGE DATE - ADJUSTABLE-RATE LOANS

                                                                     % OF POOL
                                                                     PRINCIPAL
                                           NUMBER   AGGREGATE       BALANCE OF
MONTH OF NEXT CHANGE                         OF     PRINCIPAL   ADJUSTABLE-RATE
DATE                                        LOANS    BALANCE          LOANS
--------------------                        -----    -------    ---------------
October, 1999...........................       2   $  410,930          0.35%
November, 1999..........................       5      855,242          0.73
December, 1999..........................       2      209,666          0.18
January, 2000...........................       8    1,209,886          1.03
February, 2000..........................       4      632,570          0.54
April, 2000.............................       1      138,457          0.12
June, 2000..............................       3      616,384          0.52
July, 2000..............................       2      418,329          0.36
August, 2000............................       3      519,598          0.44
September, 2000.........................       6    1,489,435          1.27
October, 2000...........................      27    3,755,078          3.19
November, 2000..........................      35    6,253,650          5.32
December, 2000..........................      11    1,282,585          1.09
January, 2001...........................       5      515,168          0.44
February, 2001..........................      21    2,536,293          2.16
March, 2001.............................      20    2,717,180          2.31
April, 2001.............................      13    1,769,815          1.51
May, 2001...............................      12    1,865,371          1.59
June, 2001..............................      29    4,200,843          3.57
July, 2001..............................     135   20,244,573         17.22
August, 2001............................     122   17,586,727         14.96
September, 2001.........................      19    2,188,250          1.86
October, 2001...........................       4    1,001,807          0.85
November, 2001..........................       4      618,565          0.53
December, 2001..........................       3      362,347          0.31
January, 2002...........................       4      449,897          0.38
February, 2002..........................       2      329,904          0.28
March, 2002.............................       5    1,328,576          1.13
April, 2002.............................       6      778,063          0.66
May, 2002...............................      20    3,256,601          2.77
June, 2002..............................      12    1,411,753          1.20
July, 2002..............................      88   13,483,910         11.47
August, 2002............................      81   10,957,830          9.32
September, 2002.........................      16    3,380,435          2.88
May, 2003...............................       1       80,032          0.07
June, 2004..............................       5      336,469          0.29
July, 2004..............................      29    3,670,959          3.12
August, 2004............................      38    3,933,678          3.35
September, 2004.........................       6      782,050          0.67

   Total................................     809   $117,578,910      100.00%
                                             ===   ============      =======

   As of the Cut-Off Date, the weighted average month of next interest rate change date of the adjustable-rate Initial Pool 2 Loans was approximately December 1, 2001.

                        POOL 2 - LOAN-TO-VALUE RATIOS

                                          NUMBER      AGGREGATE     % OF POOL
RANGE OF                                    OF        PRINCIPAL     PRINCIPAL
LOAN-TO-VALUE RATIO                        LOANS       BALANCE       BALANCE
-------------------                        -----       -------       -------
20.001%-25.000%...........................    2    $     56,984          0.05%
25.001%-30.000%...........................    5         205,159          0.16
30.001%-35.000%...........................    4         348,549          0.28
35.001%-40.000%...........................    4         194,359          0.15
40.001%-45.000%...........................   10         588,796          0.47
45.001%-50.000%...........................    7         386,165          0.31
50.001%-55.000%...........................   15       2,253,134          1.79
55.001%-60.000%...........................   27       3,919,300          3.12
60.001%-65.000%...........................   33       4,278,247          3.40
65.001%-70.000%...........................   64       8,019,601          6.38
70.001%-75.000%...........................  141      19,289,396         15.35
75.001%-80.000%...........................  303      43,753,422         34.82
80.001%-85.000%...........................  137      20,431,729         16.26
85.001%-90.000%...........................  132      21,924,075         17.45

   Total..................................  884    $125,648,916        100.00%
                                            ===    ============       =======

   As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Initial Pool 2 Loans was approximately 78.53%.




                          POOL 2 - OCCUPANCY STATUS

                                             NUMBER   AGGREGATE     % OF POOL
                                             OF       PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS    BALANCE       BALANCE
---------                                     -----    -------       -------
Owner Occupied............................     805  $116,937,630        93.07%
Non-Owner Occupied........................      79     8,711,286         6.93

   Total..................................     884  $125,648,916       100.00%
                                               ===   ============      =======



                      POOL 2 - MORTGAGED PROPERTY TYPES

                                          NUMBER      AGGREGATE     % OF POOL
PROPERTY                                  OF          PRINCIPAL     PRINCIPAL
TYPE                                       LOANS       BALANCE       BALANCE
----                                       -----       -------       -------

Single Family.............................  772    $111,844,265         89.01%
2 Family..................................   54       6,178,633          4.92
Condominium...............................   35       4,542,528          3.62
3 Family..................................   11       1,886,459          1.50
Manufactured Housing......................   10         954,172          0.76
4 Family..................................    2         242,859          0.19

   Total..................................  884    $125,648,916      100.00%
                                            ===      ============      =======

                      POOL 2 - MONTHS SINCE ORIGINATION

                                          NUMBER      AGGREGATE     % OF POOL
RANGE OF LOAN AGE (IN                       OF        PRINCIPAL     PRINCIPAL
MONTHS)                                    LOANS       BALANCE       BALANCE
---------------------                      -----       -------       -------
0.........................................   46    $  6,692,135          5.33%
1.........................................  276      36,326,182         28.91
2.........................................  287      41,956,535         33.39
3.........................................   57       7,064,828          5.62
4.........................................   33       5,112,922          4.07
5.........................................   17       2,192,668          1.75
6.........................................   25       4,137,425          3.29
7.........................................   22       2,951,600          2.35
8 or more.................................  121      19,214,621         15.29

   Total..................................  884    $125,648,916        100.00%
                                            ===      ============      =======

   As of the Cut-Off Date, the weighted average number of months since origination of the Initial Pool 2 Loans was approximately 3 months.



                      POOL 2 - REMAINING TERMS TO MATURITY

                                                     AGGREGATE     % OF POOL
RANGE OF REMAINING TERMS TO             NUMBER       PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                    OF LOANS      BALANCE       BALANCE
---------------------------             --------      -------       -------

Up to 352.............................     125    $ 19,744,600         15.71%
353...................................      21       2,858,123          2.27
354...................................      25       4,137,425          3.29
355...................................      17       2,192,668          1.75
356...................................      33       5,112,922          4.07
357...................................      57       7,064,828          5.62
358...................................     287      41,956,535         33.39
359...................................     273      35,889,679         28.56
360...................................      46       6,692,135          5.33

   Total..............................     884    $125,648,916        100.00%
                                           ===    ============        =======


As of the Cut-Off Date, the weighted average remaining term to maturity of the Initial Pool 2 Loans was approximately 356 months.



                 POOL 2 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                                      AGGREGATE     % OF POOL
TRANSFEROR ASSIGNED RISK                  NUMBER      PRINCIPAL     PRINCIPAL
CATEGORIES                                OF LOANS     BALANCE       BALANCE

Loan Class A..............................   141   $ 23,060,340         18.35%
Loan Class A-.............................   300     46,991,228         37.40
Loan Class B..............................   244     32,571,241         25.92
Loan Class C..............................   155     18,697,975         14.88
Loan Class C-.............................    29      2,999,639          2.39
Loan Class D..............................    15      1,328,492          1.06

Total.....................................   884   $125,648,916      100.00%
                                             ===     ============      =======